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                                                                Exhibit 10.14(a)

                                 AMENDMENT NO. 1

     AMENDMENT NO. 1 (this "Amendment"), dated as of February ___, 2002 effective as of December 31, 2001, among CentrPort, Inc., a Delaware corporation (together with its predecessor in interest CentrPort, LLC, the "Company"), Modem Media, Inc., a Delaware corporation ("Modem Media), and the investors listed on Exhibit A (the "Schedule of Investors") attached hereto (each an "Investor" and collectively, the "Investors").

     WHEREAS, pursuant to the Stock Purchase Agreement dated December 22, 2000 between the Company, Modem Media and the Investors (the "Agreement"), each Investor purchased from the Company and Modem Media the number of shares of Series A Preferred Stock, par value $0.01 per share, of the Company (the "Series A Preferred Stock") specified opposite such Investor's name on the Schedule of Investors;

     WHEREAS, the parties to the Agreement desire to amend the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. The first sentence of Section 1.4 of the Agreement shall be deleted in its entirety and the following shall be substituted therefore:


          "The Investors shall pay, by wire transfer, the remaining 25% of the aggregate Purchase Price payable to the Company on the first anniversary of the Closing and the remaining 50% of the aggregate Purchase Price payable to Modem Media on the second anniversary of the Closing, unless there has been a Change of Control of Modem Media on or prior to the first anniversary of the Closing, in which case the Investors will remain obligated to make such payments only if (1) the VAR Agreement continues to be in full force and effect (unless it has been validly terminated by Modem Media or the acquiring entity pursuant to the terms of the VAR Agreement),
     (2) the Company maintains its preferred status under the VAR Agreement and
     (3) the acquiring entity has no competing technology performing functions similar to those provided by the Company"

     2. All other terms and conditions contained in the Agreement shall remain in full force and effect.

                            [SIGNATURE PAGES FOLLOW]


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            THOMAS WEISEL CAPITAL PARTNERS PARTNER FUND LLC
            By: Thomas Weisel Capital Partners LLC, its manager

            By: /s/ Mark Lieberman
                --------------------------------------
                Name: Mark Lieberman
                Title: Partner

            THOMAS WEISEL CAPITAL PARTNERS EMPLOYEE FUND LP
            By: Thomas Weisel Capital Partners LLC, its manager

            By: /s/ Mark Lieberman
                --------------------------------------
                Name: Mark Lieberman
                Title Partner

            THOMAS WEISEL CAPITAL PARTNERS (DUTCH), L.P.
            By: Thomas Weisel Capital Partners (Dutch) LLC, its general partner
            By: Thomas Weisel Capital Partners LLC, its managing member

            By: /s/ Mark Lieberman
                --------------------------------------
                Name: Mark Lieberman
                Title: Partner

            TWP CENTRPORT INVESTORS
            By: /s/ Shaugn Stanley
                --------------------------------------
                Name: Shaugn Stanley
                Title: Chief Financial Officer

            TWP 2000 CO-INVESTMENT FUND, L.P.
            By: Thomas Weisel Capital Partners LLC, its general partner

            By: /s/ Mark Lieberman
                --------------------------------------
                Name: Mark Lieberman
                Title: Partner

            VENTURE STRATEGY PARTNERS II, LP

            By: /s/ Joanna Rees Gallanter
                --------------------------------------
                Name: Joanna Rees Gallanter
                Title: Managing Partner

            VENTURE STRATEGY AFFILIATE FUND L.P.

            By: /s/ Joanna Rees Gallanter
                --------------------------------------
                Name: Joanna Rees Gallanter
                Title: Managing Partner

            MODEM MEDIA, INC.

            By: /s/ Marc Particelli
                --------------------------------------
                Name: Marc Particelli
                Title: President and CEO


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            TRIDENT CAPITAL FUND-V, L.P.
            By: Trident Capital Management-V, L.L.C.,
            Its General Partner

            By: /s/ Venetia Kontogouris
                --------------------------------------
                Name: Venetia Kontogouris
                Title: Managing Director

            WHEATLEY ASSOCIATES III, L.P.
            By: Wheatley Partners III, LLC, General Partner

            By: /s/ Jonathan Lieber
                --------------------------------------
                Name: Jonathan Lieber
                Title: Vice President

            WHEATLEY PARTNERS III, L.P.
            By: Wheatley Partners III, LLC, General Partner

            By: /s/ Jonathan Lieber
                --------------------------------------
                Name: Jonathan Lieber
                Title: Vice President

            WHEATLEY FOREIGN PARTNERS III, L.P.
            By: Wheatley Partners III, LLC, General Partner

            By: /s/ Jonathan Lieber
                --------------------------------------
                Name: Jonathan Lieber
                Title: Vice President

            DRAPER RICHARDS LP
            By: Draper Richards Management Company

            By: /s/ William H. Draper, III
                --------------------------------------
                Name: William H. Draper, III
                Its: President

            STAENBERG PRIVATE CAPITAL

            By: /s/ Jon Staenberg
                --------------------------------------
                Name: Jon Staenberg
                Title: Managing Member

            CENTRPORT, INC.

            By: /s/ William Zierolf
                --------------------------------------
                Name: William Zierolf
                Title:  President